                              COLLATERAL ASSIGNMENT
                         Letter of Commitment and Intent
                              and Bateman Guarantee

     THIS COLLATERAL ASSIGNMENT ("Assignment"),  is made as of __________, 2008, by NEDAK ETHANOL,  LLC, a Nebraska limited liability company  ("Borrower"),  and
AGCOUNTRY  FARM CREDIT  SERVICES,  FCA (formerly  Farm Credit  Services of Grand
Forks,  FLCA)  ("Lender"),  both of whom are parties to the Credit Agreement (as defined below).

                                   WITNESSETH:

     WHEREAS,  Borrower  and Lender are parties to that  certain  Master  Credit
Agreement,  dated as of  February  14,  2007  (together  with the  "Supplements"
defined  therein and as further  amended,  restated,  supplemented,  the "Credit
Agreement";  capitalized  terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement);

     WHEREAS,  pursuant  to the  Credit  Agreement,  Lender  has  agreed to make certain credit facilities available to Borrower;

     WHEREAS,  Borrower and Lender intend to enter into the Third Supplement and
Forbearance to Master Credit Agreement (the "Third Supplement");

     WHEREAS,  Lender,  Delta-T Corporation  ("Delta-T") and Bateman Litwin N.V.
("Bateman")  are parties to that certain  Letter of Commitment  and Intent dated
January 16, 2008 (the "Letter of Commitment").

     WHEREAS,  in  connection  with the Third  Supplement,  Lender,  Delta-T and
Bateman  intend to amended the terms of the Letter of  Commitment  pursuant to a new Letter of  Commitment  and Intent  dated  ____________,  2008 (the  "Amended
Letter of Commitment");

     WHEREAS,  in  connection  with the Third  Supplement,  Bateman  Litwin N.V.
("Bateman")   intends  to  provide  a  Guarantee   to   Borrower   dated  as  of
_____________,   2008  (the  "Gurantee")   guaranteeing  Delta-T   Corporation's
performance of the Construction Agreement;

     WHEREAS,  under  the  terms  of the  Third  Supplement,  it is a  condition precedent  to Lender's  obligations  to make loans  available  to Borrower  that
Borrower  enters into this  Assignment,  pursuant to which Borrower shall pledge and collaterally  assign to Lender all of Borrower's  obligations,  right, title and  interest  in and to the  Amended  Letter of  Commitment  and the  Guarantee
(collectively, the "Assigned Agreements"), and Borrower desires to satisfy, such condition precedent.

     NOW,  THEREFORE,  in consideration of the premises set forth herein and for other good and valuable consideration,  the receipt and sufficiency of which are hereby acknowledged, Borrower agrees as follows:

         1. As security  for all  Obligations,  Borrower  collaterally  assigns, pledges and transfers to Lender,  and grants to Lender,  a security  interest in all of its  rights,  remedies  (at law or in  equity),  title,  obligations  and interest in and to the  Assigned  Agreement  and all  proceeds and obligations  thereof.  Without limiting the generality of the foregoing,  as security for Obligations,  Borrower specifically  collaterally assigns,  pledges and transfers to Lender, and grants to Lender, a security interest in all rights of Borrower to receive  any sums of money or  property  in  connection  with the
Assigned Agreements,  provided, that so long as no Event of Default has occurred and is continuing, Borrower shall be entitled to collect and receive for its own use monies paid under and in respect of the Assigned Agreements.

     2. Borrower further acknowledges and affirms that the representations, warranties  and covenants of Borrower and the rights and remedies of Lender with respect to the pledge of security  interest in and collateral  assignment of the
Assigned  Agreements  made and  granted  hereby  are more fully set forth in the
Security  Agreement,  the terms and  provisions  of which  are  incorporated  by reference herein as if fully set forth herein.  [need to make sure this does not violate in any way our rights or their  obligations - by adding another sentence to this paragraph.]

     3. So long as no Event of Default has occurred and is  continuing,  insofar as  Borrower  may have any  rights,  privileges  or claims  under  the  Assigned
Agreements,   Borrower  will  use  prudent  business  judgment   concerning  the
enforcement of such rights,  will enforce the same  diligently and in good faith and will give Lender notice of each such enforcement undertaken by Borrower.

     4. Upon the occurrence  and during the  continuance of an Event of Default,
Lender  shall have the right,  power and  authority to (a) upon  satisfying  any
Borrower payment obligation  defaults to Delta-T,  declare this Assignment to be unconditional  and  absolute,  and thereby  succeed  fully to all of  Borrower's rights, obligations,  remedies, title and interest in, to and under the Assigned
Agreements,  (b) notify  Delta-T and Bateman that the Assigned  Agreements  have been  assigned  to Lender,  whether or not Lender  has  commenced  or  completed foreclosure or taken  possession of thereof;  and (c) to the extent permitted by applicable  laws,  exercise all rights and  obligations of Borrower under of the
Assigned  Agreements.  In furtherance of the foregoing,  upon the occurrence and during the  continuance  of an Event of  Default,  Borrower  hereby  irrevocably authorizes  and  empowers  Lender,  in its sole  discretion,  to assert,  either directly or on behalf of Borrower,  any right, privilege or claim which Borrower then or thereafter  may have under the Assigned  Agreements,  as Lender may deem proper, and to receive and collect any and all damages,  awards and other monies resulting  there from and to apply the proceeds  thereof against any Obligations then outstanding. [this last part contradicts our purpose and concept]

     5. Borrower hereby irrevocably makes,  constitutes and appoints Lender (and all officers,  employees or agents  designated by Lender) as its true and lawful attorney-in-fact for the purposes of enabling Lender or its agent or designee to exercise its rights and obligations under Section 4 hereof.

     6. [paragraph 6 is reserved]

     7. Borrower  further  acknowledges  and agrees that if, as a result hereof, any  Person or party to the  Assigned  Agreements  other than  Borrower  becomes obliged  to pay or  perform,  and  pays or  performs,  any  debt,  liability  or obligation to Lender,  as assignee of Borrower,  under the Assigned  Agreements, such debts, liabilities and obligations shall be discharged as to Borrower.

     8. Borrower shall keep Lender  informed of all  circumstances  which have a material  and adverse  effect upon the exercise of its rights,  obligations  and remedies  under  the  Assigned  Agreements.  In any  event,  Borrower  shall not release,  cancel,  sell,  compromise,  waive,  amend, alter or modify any of its rights,  obligations  or remedies under the Assigned  Agreements,  without first obtaining the prior written consent of Lender.

     9. Notwithstanding Lender's rights hereunder, Lender shall not be obligated to perform, and Lender does not undertake to perform, any obligation,  covenant, condition  or term with respect to the  Assigned  Agreements  on account of this
Assignment.  Lender shall have no  responsibility  on account of this Assignment for the  control or care of the  Assigned  Agreements,  other than to handle the
Assigned  Agreements  in the same manner as it handles  other  collateral in the ordinary course of business.

     10. This  Assignment  shall remain in full force and effect and continue to be effective should any petition be filed by or against Borrower for liquidation or  reorganization,  should Borrower become  insolvent or make an assignment for the  benefit of any  creditor  or  creditors  or should a receiver or trustee be appointed  for all or any  significant  part of  Borrower's  assets,  and  shall continue to be  effective or be  reinstated,  as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations,  whether as a "voidable preference,"
"fraudulent  conveyance," "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment,  or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated  and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     11. This  Assignment  and all  obligations of Borrower  hereunder  shall be
binding   upon  the   successors   and  assigns  of  Borrower   (including   any
debtor-in-possession  on behalf of Borrower) and shall, together with the rights and  remedies of Lender,  hereunder,  inure to the benefit of  Lender[didn't  we discussed  solely  for  Lender?].  No  sales  of  participations,  other  sales, assignments,  transfers  or other  dispositions  of any  agreement  governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the  assignment  made and security  interest  granted hereunder to Lender.  Borrower may not assign,  sell,  hypothecate  or otherwise transfer any interest in or obligation under this Assignment.

     12. Upon the repayment in full of all  Obligations  and the  termination of the Commitments,  the Liens granted herein shall terminate and all rights to the
Assigned Agreements shall revert to Borrower. Upon any such termination,  Lender will, at the expense of Borrower, execute and deliver to Borrower such documents as Borrower shall reasonably request, but without recourse or warranty to Lender to evidence the termination of the Liens.

     13. All notices,  requests and other  communications  to Borrower or Lender hereunder shall be made in accordance with the Credit Agreement.

     14. No  failure or delay on the part of Lender or any holder of any Note in exercising  any right or remedy  hereunder,  and no  course of  dealing  between
Borrower  on the one hand and

the Lender or any holder of any Note on the other hand shall operate as a waiver thereof,  nor  shall  any  single  or  partial  exercise  of any right or remedy hereunder  or any other Loan  Document  preclude  any other or further  exercise thereof or the exercise of any other right or remedy  hereunder  or  thereunder.
The rights and remedies  herein and in the other Loan  Documents are  cumulative and not  exclusive  of any rights or remedies  which Lender or the holder of any
Note would  otherwise  have.  No notice to or demand on  Borrower  not  required hereunder in any case shall entitle  Borrower to any other or further  notice or demand in similar or other circumstances or constitute a waiver of the rights of
Lender  or the  holder  of any  Note  to any  other  or  further  action  in any circumstances without notice or demand.

     15. No amendment or waiver of any provision of this Assignment, nor consent to any  departure  by  Borrower  from  this  Assignment,  shall in any  event be effective  unless the same shall be in  writing  and signed by Lender,  and then such waiver or consent shall be effective only in the specific  instance and for the specific purpose for which given.

     16. THIS ASSIGNMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER
SHALL BE CONSTRUED IN  ACCORDANCE  WITH AND GOVERNED BY THE LAW (WITHOUT  GIVING
EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF NORTH DAKOTA.

     17. In case any provision in or obligation  under this Assignment  shall be invalid, illegal or unenforceable, in whole or in part, in any jurisdiction, the
validity,   legality  and   enforceability   of  the  remaining   provisions  or
obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     18. This  Assignment may be executed in any number of  counterparts  and by the different  parties  hereto on separate  counterparts,  each of which when so executed and  delivered  shall be an original,  but all of which shall  together constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS  WHEREOF,  Borrower has caused this Assignment to be executed by its duly authorized officer as of the date first above written.

                                       NEDAK ETHANOL, LLC

                                       By:  /s/ Jerome Fagerland
                                            ------------------------------------
                                       Name:  Jerome Fagerland
                                              ----------------------------------
                                       Title:  Pres. & Gen. Mngr.
                                             -----------------------------------

CONSENT OF DELTA-T CORPORATION

The  undersigned,  on behalf of Delta-T  Corporation,  consents to the foregoing assignment of the Letter of Commitment and Intent dated 4-9-, 2008 to Lender.

By:  /s/ Leslie J. Ward
         --------------------------------------------
Name:  Leslie J. Ward
       ----------------------------------------------
Title:  President & CEO
        ---------------------------------------------

CONSENT OF BATEMAN LITWIN N.V.

The  undersigned,  on behalf of Bateman  Litwin N.V.,  consents to the foregoing assignment of the Letter of Commitment  and Intent dated  ___________,  2008 and the Guarantee dated _________, 2008 to Lender.

By:  /s/ Shuki Raz
     ------------------------------------------------
Name:  Shuki Raz
       ----------------------------------------------
Title:  CEO
        ---------------------------------------------

                                                                      EXHIBIT A
                                    GUARANTY

Effective the __ day of _________,  2008, for value received and to induce NEDAK
Ethanol  LLC  ("NEDAK")  to  enter  into  Amendment  No.  3 to the  Engineering,
Procurement and  Construction  Services - Fixed Price Contract,  dated August 9,
2006  with  Delta-T  Corporation  ("Delta-T")  for  the  design,   construction,
installation,  and testing of a 44 MGY ethanol production  facility in Atkinson,
Nebraska ("EPC Contract"), which is incorporated by reference, Bateman Litwin NV
("Bateman" or "Guarantor"),  hereby irrevocably  guarantees to the NEDAK and its successors,  transferees  and assigns,  the prompt and complete  performance  by
Delta-T  of all the terms and  conditions  of the EPC  Contract,  including  all amendments  and changes to the EPC Contract  that have been executed to date and may be executed in the future;  provided however,  that (1) Guarantor shall have all the  rights  that  Delta-T  has under  the EPC  Contract  and (2)  Guarantor liability under this Guaranty shall be limited to the liability of Delta-T under the EPC Contract.

Guarantor  further agrees to pay any and all out-of-pocket  expenses  (including attorney's  fees)  which may be paid or  incurred  by NEDAK to  enforce  the EPC
Contract  or any rights  under this  Guaranty,  including  all such  expenses to enforce any arbitration award.

This  Guaranty is an absolute and  continuing  guaranty of the full and punctual performance by Delta-T of the EPC Contract This Guaranty is not conditioned upon any  requirement  that NEDAK first attempt to obtain  performance  by Delta-T or upon any other contingency whatsoever.

Arbitration.  All claims,  disputes, or controversies arising out of or relating to this Guaranty or any breach of this  Guaranty  shall be decided in accordance with  the  arbitration  provision  set  forth  in the  EPC  Contract  and may be consolidated  or joined with any  arbitration  arising out of or relating to the
EPC Contract.

Bateman Litwin NV

By:     /s/ Shuki Raz
   ------------------------------------

Title:   CEO - BNLN
      ---------------------------------

Date:  _______________________________